UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 30, 2006
(Date of earliest event reported)

TEMPLE-INLAND INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08634	75-1903917
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 MoPac Expressway South, Austin, Texas 78746
(Address of Principal Executive Offices, including Zip code)

(512) 434-5800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01. Other Events.
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Items from the Annual Report on Form 10-K
Consent of Independent Registered Public Accounting Firm

Item 8.01.  Other Events.

In first quarter 2006, we changed our reportable segments to reflect the addition of a fourth business segment, real estate. As a result, we transferred about $300 million in real estate assets and $110 million of related borrowings that had been included in our financial services summarized financial statements to our parent company summarized financial statements. Within the parent company summarized financial statements, we reclassified about $100 million of timber and timberland into real estate. The transferred and reclassified assets and liabilities and their related operating results and cash flows were reclassified at their carrying value or historical amounts. Our Quarterly Report on Form 10-Q for the quarter ended April 1, 2006, describes our new segment structure in more detail, and the financial information therein reflects the new segment reporting structure.

We are re-issuing our historical financial statements and management’s discussion and analysis of financial condition and results of operations to recast all prior periods to conform to the new segment reporting structure. This Current Report on Form 8-K updates and supersedes Part I, Item 1; Part II, Item 6; Part II, Item 7, Part II, Item 7A; and Part II, Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2005. All other items in our Annual Report on Form 10-K remain unchanged.

The financial information contained in this Current Report on Form 8-K is presented as of December 31, 2005. Except as indicated above, this information has not been updated to reflect financial results subsequent to that date or any other changes since the date of the Annual Report on Form 10-K.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits.

99.1 The following items from our Annual Report on Form 10-K, which have been restated to reflect the change in reportable segments:

• Part I, Item 1. Business

• Part II, Item 6. Selected Financial Data

• Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

• Part II, Item 7A. Quantitative and Qualitative Disclosures About Market Risk

• Part II, Item 8. Financial Statements and Supplementary Data

99.2	Consent of Independent Registered Public Accounting Firm

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMPLE-INLAND INC.

By:	/s/ Louis R. Brill
Name: Louis R. Brill

Title:	Vice President and Chief Accounting
Officer

Date: June 30, 2006

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EXHIBIT INDEX

Exhibit	Description
99.1	The following items from our Annual Report on Form 10-K, which have been restated to reflect the change in reportable segments:

• Part I, Item 1. Business

• Part II, Item 6. Selected Financial Data

• Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

• Part II, Item 7A. Quantitative and Qualitative Disclosures About Market Risk

• Part II, Item 8. Financial Statements and Supplementary Data

99.2	Consent of Independent Registered Public Accounting Firm

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